UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2022

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35377	20-1647837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

811 Main St., Suite 3400

Houston, TX 77002

(Address of principal executive offices)

(832) 519-2200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 1, 2022, Crestwood Equity Partners LP, a Delaware limited partnership (“CEQP”), completed the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 25, 2021, by and among CEQP, Project Falcon Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of CEQP (“Merger Sub”), Project Phantom Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of CEQP (“GP Merger Sub”), Oasis Midstream Partners LP, a Delaware limited partnership (“OMP”), OMP GP LLC, a Delaware limited liability company and the general partner of OMP (the “OMP General Partner”), and, solely for the purposes of Section 2.1(a)(i) of the Merger Agreement, Crestwood Equity GP LLC, a Delaware limited liability company and the general partner of CEQP (“CEQP GP”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into OMP (the “LP Merger”), with OMP surviving the LP Merger as a subsidiary of CEQP, and GP Merger Sub merged with and into the OMP General Partner (the “GP Merger” and, together with the LP Merger, the “Mergers”), with the OMP General Partner surviving the GP Merger as a wholly owned subsidiary of CEQP.

Following the consummation of the LP Merger, on the Closing Date, (i) OMP merged with and into Crestwood Midstream Partners LP, a Delaware limited partnership and wholly owned subsidiary of CEQP (“CMLP”), with CMLP surviving the merger as the surviving partnership and (ii) OMP Finance Corp., a Delaware corporation (“OMP Finance”), merged with and into Crestwood Midstream Finance Corp., a Delaware corporation and wholly owned subsidiary of CMLP (“Crestwood Finance” and together with CMLP, the “Issuers”) (the “Second Mergers”). As of the effective time of the Second Mergers, CMLP, as the surviving partnership, (i) assumed all of OMP’s obligations under its 8.000% Senior Notes due 2029 (“OMP Senior Notes”) and the Indenture, dated as of March 30, 2021 (the “OMP Indenture”), by and among OMP, OMP Finance, the guarantors named therein and Regions Bank, as Trustee (the “Trustee”), (ii) entered into a First Supplemental Indenture to the OMP Indenture (the “First Supplemental Indenture”), by and among CMLP, as successor issuer to OMP, Crestwood Finance, as successor issuer to OMP Finance, the guarantors party thereto and the Trustee, (iii) with regard to the Indenture, dated as of March 14, 2017 (as amended and supplemented, the “2025 Notes Indenture”), among the Issuers, the guarantors party thereto and U.S. Bank National Association, a national banking association, as trustee (the “Predecessor CMLP Trustee”), entered into a Fourth Supplemental Indenture to the 2025 Notes Indenture (the “2025 Notes Supplemental Indenture”), among the Issuers, the guarantors named herein and U.S. Bank Trust Company, National Association, as successor in interest to the Predecessor CMLP Trustee (the “CMLP Trustee”), (iv) with regard to the Indenture, dated as of April 15, 2019, (the “2027 Notes Indenture”), among the Issuers, the guarantors party thereto and the Predecessor CMLP Trustee, entered into a First Supplemental Indenture to the 2027 Notes Indenture (the “2027 Notes Supplemental Indenture”), among the Issuers, the guarantors named therein and the CMLP Trustee and (v) with regard to the Indenture, dated as of January 21, 2021 (the “2029 Notes Indenture”), among the Issuers, the guarantors party thereto and the Predecessor CMLP Trustee, entered into a First Supplemental Indenture to the 2029 Notes Indenture (the “2029 Notes Supplemental Indenture”), among the Issuers, the guarantors named therein and the CMLP Trustee.

Pursuant to the First Supplemental Indenture, (i) the Issuers assumed all of OMP and OMP Finance’s respective obligations under the OMP Senior Notes and the OMP Indenture and (ii) added certain guarantors named in the First Supplemental Indenture. Pursuant to each of the 2025 Notes Supplemental Indenture, the 2027 Notes Supplemental Indenture and the 2029 Notes Supplemental Indenture, the parties thereto added certain guarantors named therein to each of the 2025 Notes Indenture, the 2027 Notes Indenture and the 2029 Notes Indenture, respectively.

Pursuant to the OMP Indenture, as supplemented by the First Supplemental Indenture (the “Indenture”), interest on the OMP Notes accrues at a rate of 8.000% per annum on the outstanding principal amount thereof from March 30, 2021, payable semi-annually on April 1 and October 1 of each year. The OMP Notes will mature on April 1, 2029.

The OMP Notes are the Issuers’ senior unsecured obligations and rank equally in right of payment with all of the Issuers’ future senior unsecured indebtedness and senior in right of payment to any of the Issuers’ future subordinated indebtedness. The Guarantors (as defined in the Indenture) are guaranteeing the OMP Notes pursuant to the Indenture. All of CMLP’s future restricted subsidiaries that either guarantee any of the Issuers’ or a Guarantor’s other indebtedness or are classified as domestic restricted subsidiaries under the Indenture and are obligors with respect to certain other debt will also guarantee the OMP Notes. The guarantees rank equally in right of payment with all of the future senior unsecured indebtedness of such Guarantor and senior in right of payment to any future subordinated indebtedness of such Guarantor. The OMP Notes and the guarantees are effectively subordinated to all of the Issuers’ and the Guarantors’ secured indebtedness (including all borrowings and other obligations under CMLP’s revolving credit facility) to the extent of the value of the collateral securing such indebtedness, and will be structurally subordinated to all indebtedness and other liabilities, including trade payables, of any of CMLP’s subsidiaries that do not guarantee the OMP Notes (other than liabilities owed to CMLP).

The Issuers may on any one or more occasions redeem some or all of the OMP Notes at any time on or after April 1, 2024 at the redemption prices listed in the Indenture. Prior to April 1, 2024, the Issuers may on any one or more occasions redeem all or a portion of the OMP Notes at a price equal to 100% of the principal amount of the OMP Notes plus a “make-whole” premium and accrued and unpaid interest to the redemption date. In addition, any time prior to April 1, 2024, the Issuers may on any one or more occasions redeem OMP Notes in an aggregate principal amount not to exceed 40% of the aggregate principal amount of the OMP Notes issued prior to such date at a redemption price of 108%, plus accrued and unpaid interest to the redemption date, with an amount not greater than the net cash proceeds from certain equity offerings.

If CMLP experiences a change of control triggering event (as defined in the Indenture), it will be required to make an offer to repurchase the OMP Notes at a price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to but not including the date of repurchase. If CMLP sells certain assets and fails to use the proceeds in a manner specified in the Indenture, it will be required to use the remaining proceeds to make an offer to repurchase the OMP Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture contains certain covenants that, subject to certain exceptions and qualifications, among other things, limit CMLP’s ability and the ability of its restricted subsidiaries to incur or guarantee additional indebtedness or issue certain redeemable or preferred equity, make certain investments, declare or pay dividends or make distributions on equity interests or redeem, repurchase or retire equity interests or subordinated indebtedness, transfer or sell assets including equity of restricted subsidiaries, agree to payment restrictions affecting CMLP’s restricted subsidiaries, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets, enter into transactions with affiliates, incur liens and designate certain of CMLP’s subsidiaries as unrestricted subsidiaries. Certain of these covenants are subject to termination upon the occurrence of certain events.

The foregoing summary of the OMP Indenture, the First Supplemental Indenture, the 2025 Notes Supplemental Indenture, the 2027 Notes Supplemental Indenture and the 2029 Notes Supplemental Indenture does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of (i) the OMP Indenture, which is filed as Exhibit 4.1 to OMP’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2021 and incorporated herein by reference, (ii) the First Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference, (ii) the 2025 Notes Supplemental Indenture, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference, (iii) the 2027 Notes Supplemental Indenture, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference and (iv) the 2029 Notes Supplemental Indenture, a copy of which is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	First Supplemental Indenture, dated as of February 1, 2022, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the guarantors named therein and Regions Bank.

4.2	Fourth Supplemental Indenture, dated as of February 1, 2022, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corporation, the guarantors named therein and U.S. Bank National Association.

4.3	First Supplemental Indenture, dated as of February 1, 2022, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corporation, the guarantors named therein and U.S. Bank National Association.

4.4	First Supplemental Indenture, dated as of February 1, 2022, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corporation, the guarantors named therein and U.S. Bank National Association.

4.5	Indenture, dated as of March 30, 2021, by and among Oasis Midstream Partners LP, as issuer, OMP Finance Corp., as co-issuer, OMP Operating LLC, OMP DevCo Holdings Corp., Beartooth DevCo LLC, Bighorn DevCo LLC, Bobcat DevCo LLC, and Panther DevCo LLC, as guarantors, and Regions Bank, as trustee (incorporated by reference to Exhibit 4.1 to Oasis Midstream Partners LP’s Current Report on Form 8-K filed on April 1, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2022

CRESTWOOD MIDSTREAM PARTNERS LP

By:	Crestwood Midstream GP LLC
its general partner

By:	/s/ Michael K. Post
Name:	Michael K. Post
Title:	Vice President, Associate General Counsel and Corporate Secretary

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